Trade and Other Receivables, net	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Trade and Other Receivables, net
Trade and Other Receivables, net

Trade and other receivables, net are recorded at cost.

	December 31,
($ thousands)	2018	2017
Gross	1,008,509	991,177
Allowance for credit losses	(59,424)	(53,323)
Net	949,085	937,854

The following table presents the activity in the allowance for credit losses:

	December 31,
($ thousands)	2018	2017	2016
Balance at beginning of year	(53,323)	(58,884)	(76,137)
Provisions, net	(10,800)	(12,255)	(13,594)
Amounts written off as uncollectible	2,222	17,826	29,289
Foreign currency translation	2,869	(5,885)	1,558
Other	(392)	5,875	—
Balance at end of year	(59,424)	(53,323)	(58,884)

We have two agreements with major European financial institutions to sell certain trade receivables related to the Italy segment on a non-recourse basis. At December 31, 2018 and 2017, there were €203.1 million ($232.6 million at the December 31, 2018 exchange rate) and €221.3 million ($265.4 million at the December 31, 2017 exchange rate) of trade receivables outstanding that had been sold and derecognized from the consolidated balance sheet, respectively.

We also sell certain other trade receivables on a non-recourse basis which have been derecognized from the consolidated balance sheet. At December 31, 2018 and 2017, there were $21.4 million and $18.6 million of these receivables outstanding that had been sold, respectively, primarily in the North America Gaming and Interactive segment.